SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 10, 2000
                                                 ---------------



                         THE BEAR STEARNS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)



 DELAWARE                             File No. 1-8989           13-3286161
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
 incorporation)                                               Identification
                                                              Number)



          245 Park Avenue, New York, New York                  10167
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       (Address of principal executive offices)              (zip code)



                                (212) 272-2000
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               Registrant's telephone number, including area code:



                                 Not Applicable
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          (former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         Filed herewith are copies of:

         (a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 7.80% Global Notes due 2007 to be issued by The Bear Stearns Companies Inc. (the "Company");

         (b) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences described in the Prospectus Supplement, dated August 10, 2000, to the Prospectus, dated August 8, 2000, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-31980).

         (c)      Consent of Cadwalader, Wickersham & Taft.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Forma Financial Information:

                  Not applicable.

         (c)      Exhibits:

                  The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-31980) as exhibits to such Registration Statement:

                  5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 7.80% Global Notes due 2007 to be issued by the Company.

                  8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a)).

                  23(c) Consent of Cadwalader, Wickersham & Taft (Included in
                  Exhibit 5(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE BEAR STEARNS COMPANIES INC.



                                      By: /s/ Marshall J Levinson
                                         ---------------------------------------
                                         Marshall J Levinson
                                         Controller and Assistant Secretary
                                         (Principal Accounting Officer)

Dated:  August 17, 2000

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description
-----------     -----------

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the 7.80% Global Notes due 2007 to be issued by The Bear Stearns Companies Inc.

8(a) Opinion of Cadwalader, Wickersham & Taft as to certain federal income tax consequences (Included in Exhibit 5(a).

23(c)           Consent of Cadwalader, Wickersham & Taft (Included in Exhibit
                5(a)).